Exhibit 10.1

March 10, 2011

Dart Energy (CBM) International Pte Ltd
152 Beach Road, #19-01/04 The Gateway East
Singapore (189721)
Fax: +65-6294-6904
Attention: Simon Potter, CEO and MD

Re:	Extension of Maturity Date of the Exchangeable Note, US$10,000,000 initial principal amount, issued by Far East Energy (Bermuda), Ltd. on March 13, 2009

Gentlemen:

As previously discussed, the parties wish to extend the maturity date under the Exchangeable Note of US$10,000,000 initial principal amount we issued to you on March 13, 2009.  Accordingly, in accordance with Section 9(e) of the Exchangeable Note, the reference to “twenty-four (24) months after the Issue Date” in Section 1.1 is hereby deleted and replaced with “September 15, 2011”.  Except as specifically stated herein, the Exchangeable Note will continue to be in full force and effect.

Please indicate your acknowledgement and agreement with this amendment by countersigning this letter on the following page.

Yours truly,
FAR EAST ENERGY (BERMUDA), LTD.
/s/ Michael R. McElwrath
Name: Michael R. McElwrath
Title: Chairman

ACKNOWLEDGED AND AGREED:

DART ENERGY (CBM) INTERNATIONAL PTE LTD
/s/ Simon Potter
Name: Simon Potter
Title: CEO and MD